Firefly Aerospace Announces Third Quarter 2026 Financial Results With Record Backlog of $1.7 Billion

Completed cleanroom expansion to scale Moon Base spacecraft production, signed first European launch contracts, while ramping up Alpha Block II manufacturing and executing across multiple national security programs of record.

A Miranda engine test firing in September 2026 at Firefly's Rocket Ranch in Briggs, Texas. Credit: Firefly Aerospace

Cedar Park, Texas, November 10, 2026 – Firefly Aerospace (Nasdaq: FLY), a market leading space and defense technology company, today issued financial results for the third quarter ended September 30, 2026.

"Firefly’s third quarter reflects the power of our diversified and vertically-integrated business," said Jason Kim, CEO of Firefly Aerospace. "With five Moon missions running in parallel, Alpha Block II moving toward launch, SciTec executing on critical national security programs, and our strategic deal with AST SpaceMobile, we are converting our pipeline and backlog into results."

Third Quarter 2026 Highlights

•
Revenue of $110.7 million, up 259% from the same period a year prior.
•
Record backlog of $1.7 billion at quarter end, up from $1.5 billion at the end of the prior quarter.
•
Completed expansion and began operating in the Company’s spacecraft cleanroom facility, funded through a non-dilutive Texas Space Commission grant, which enables simultaneous assembly and integration of up to 12 lunar landers and orbital vehicles.
•
Awarded Firefly's first Mars award, with a $13 million subcontract to support the SkyFall mission for NASA JPL, to manufacture, test, and deliver the aeroshell ahead of launch targeted for late 2028.
•
Signed an extension to Lockheed Martin's multi-launch agreement for up to 25 Alpha launches through 2031 using the Block II configuration.
•
Signed with SSC Space for two commercial Alpha launches from Esrange Space Center in Sweden, representing Firefly’s first European launch contracts.
•
Awarded a $94 million Space Force contract under the Ground-Based Radar Digitization program, to support work overhauling legacy defense systems.
•
Onboarded to the $981 million Space Force IDIQ contract for NITE-STAR – the National Space Test and Training Complex Innovative Technology and Engineering - Space Test and Range Capability Development, to compete for task orders to support advanced test and training operations through 2032.
•
Awarded a contract from the Defense Innovation Unit to design an Elytra deorbit system, expanding the Elytra mission portfolio into active debris removal and responsible end-of-life orbital services.
•
Onboarded to NASA’s Spacecraft Processing Operations Contract (SPOC), expanding Firefly’s formal partnership with NASA to provide spacecraft processing and operational support services.
•
Signed a commercial partnership with Starcloud to demonstrate advanced AI compute in lunar orbit, marking Firefly’s first commercial customer for data center capabilities around the Moon.
•
Added Zeno Power Systems as a commercial payload customer for the accelerated Blue Ghost mission to the Moon's near side, to deliver a Survive-the-Night Package with a Radioisotope Heater Unit (RHU).

Additional Recent Highlights

•
Signed contracts valued at more than $1.3 billion with AST SpaceMobile, which includes licensed IP, engine delivery, and engineering support.

•
Onboarded as a vendor to NASA's $10 billion CLPS 2 initiative, to compete for and deliver task orders for large cargo landers to deliver critical infrastructure needed for the agency's Moon Base.
•
Signed Japanese synthetic aperture radar satellite company Synspective to a multi-launch agreement for up to 10 Alpha launches through 2030.
•
Began Miranda engine qualification campaign, with more than 170 hot fire tests completed to date, a key step toward the first Eclipse launch.
•
Extended the U.S. Air Force contract for SciTec's work on Cloud‑Based Command and Control (CBC2) to integrate a new class of counter unmanned aerial system (CUAS) sensor feeds for the Advanced Battle Management System.
•
Completed the MoonFall Preliminary Design Review, verifying the Elytra spacecraft's design to support the flagship NASA mission to the Moon’s south pole.
•
Achieved a FORGE operational milestone for the U.S. Space Force system developed by SciTec, incorporating data from the Space Systems Command's Wide Field of View space vehicle in geostationary Earth orbit (GEO) and expanding the system’s observational reach to strengthen missile warning and defense.
•
Completed the critical design review for Blue Ghost's mission to the South Pole, progressing development of the spacecraft for the NASA flight.
•
Awarded a third hypersonic task order for Alpha from a confidential customer.

2026 Full-Year Guidance

•
Firefly expects 2026 full-year revenue to be between $440 million and $450 million.

Conference Call

Firefly will host a conference call today at 4:00 p.m. CT (5:00 p.m. ET) to discuss its third quarter 2026 financial results.

The live webcast and accompanying presentation, as well as a replay of the webcast, will be available on Firefly’s Investor Relations website: investors.fireflyspace.com.

About Firefly Aerospace

Firefly Aerospace is a space and defense technology company on a mission to reliably and repeatedly launch, land, and operate space systems from Earth to the Moon and beyond. As the partner of choice for responsive space missions, Firefly is the first commercial company to launch a satellite to orbit with approximately 24-hour notice and the first to achieve a successful Moon landing. Firefly’s launch, lunar, and orbital vehicles paired with its AI software and data processing capabilities support end-to-end missions across cislunar space, including payload delivery and maneuverability, space domain awareness, and missile warning and tracking.

Established in 2017, Firefly’s engineering, manufacturing, and test facilities are co-located in central Texas to enable rapid innovation and vertical integration across the company’s product lines. For more information, visit www.fireflyspace.com. Firefly utilizes its website as a means to distribute material information about the company to the public.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Firefly. Statements included in this press release that are not statements of historical fact, including statements about our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance, are forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as "advance," “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “predict,” “project,” “potential,” “should,” "target," “will,” “would,” or the negative of these terms or other comparable terminology. In particular, our outlook and revenue forecasts for full-year 2026, statements about our programs and innovation, our ability or expectations regarding our partnerships, collaborations and contract wins, our expectations regarding new vehicle launches and launch timelines, and our ability to retain existing customers and maintain their bookings are forward-looking statements.

Various risks that could cause actual results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to our failure to manage our growth effectively and our ability to achieve and maintain profitability; the potential for delayed or failed launches, and any failure of our launch vehicles and spacecraft to operate as intended; our inability to manufacture our launch vehicles, landers, or orbital vehicles at a quantity and quality that our customers demand; the hazards and operational risks that our products and service offerings are exposed to, including the wide and unique range of risks due to the unpredictability of space; the market for commercial launch services for small- and medium-sized payloads not achieving the growth potential we expect; adverse impacts from current or future disruptions in U.S. government operations, including as a result of delays or reduction in appropriations or regulatory approvals from our programs, or changes in U.S. government funding and budgetary priorities and spending levels; our dependence on contracts entered into in the ordinary course of business and our dependence on major customers and vendors; a loss of, or default by, one or more of our major customers, or a material adverse change in any such customer’s business or financial condition, could materially reduce our revenues and backlog; uncertain global macro-economic and political conditions, including the implementation of tariffs; the failure of our information technology systems, physical or electronic security protections; our failure to deliver engines, intellectual property, or certain services to AST SpaceMobile on the required timelines, or at all; the inability to operate Alpha at our anticipated launch rate (including due to potential regulatory delays) or finalize the development and delivery of Eclipse; our failure to establish and maintain important relationships with government agencies and prime contractors; the inability to realize our backlog; evolving government laws and regulations; our ability to consummate future acquisitions and successfully integrate operations in such acquisitions; our ability to implement and maintain effective internal control over financial reporting in the future; and the factors, risks and uncertainties included in our filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-GAAP Financial Measures

Adjusted EBITDA, Free Cash Flow, Non-GAAP Research and Development, Non-GAAP Selling, General, and Administrative, Non-GAAP Operating Expenses, Non-GAAP Loss from Operations, Non-GAAP Other Income (Expense), Non-GAAP Net Loss, and Non-GAAP Net Loss Per Share are non-GAAP financial measures. These non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of each non-GAAP financial measure to the most directly comparable financial measure prepared in accordance with U.S. GAAP is included in the supplemental financial data attached to this press release. Non-GAAP financial measures have important limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of Firefly’s performance or cash flows as reported under U.S. GAAP. Non-GAAP financial measures may be defined differently by other companies in our industry and may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Firefly believes non-GAAP financial information provides additional insight into the Company’s ongoing performance and liquidity. Therefore, Firefly provides this information to investors for a more consistent basis of comparison and to help them evaluate the Company’s ongoing performance and liquidity and to enable more meaningful period-to-period comparisons.

Adjusted EBITDA

We define Adjusted EBITDA as net loss, adjusted for provision for income taxes, interest income, interest expense, depreciation and amortization, stock-based compensation expense, change in fair value of warrant liability, loss on extinguishment of debt, certain one-time costs related to the IPO, transaction-related expenses, gain on settlement of contingent liabilities, and certain other items that are not expected to recur in the future or that management does not view as reflective of the performance of the business. In addition to net loss, we use Adjusted EBITDA to evaluate our business, measure its performance, and make strategic decisions.

We believe that Adjusted EBITDA provides useful information to management, investors, and analysts in assessing our financial performance and results of operations across reporting periods by excluding items we do not believe are indicative of our core operating performance. Net loss is the U.S. GAAP measure most directly comparable to Adjusted EBITDA. Adjusted EBITDA should not be considered as an alternative to net loss. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.

Free Cash Flow

We define Free Cash Flow as net cash used in operating activities, less purchases of property and equipment and internal-use software. We believe that Free Cash Flow is a meaningful indicator of liquidity that provides information to management and investors about the amount of cash generated from or used in operations, after purchases of property and internal-use software, that (after any debt service requirements or other non-discretionary expenditures not otherwise deducted from the measure) can be used for strategic initiatives, including continuous investment in our business and strengthening our balance sheet.

Free Cash Flow has limitations as a liquidity measure, and you should not consider it in isolation or as a substitute for analysis of our cash flows as reported under U.S. GAAP. Free Cash Flow may be affected in the near to medium term by the timing of capital investments, fluctuations in our growth and the effect of such fluctuations on working capital, and our changes in our cash conversion cycle.

Non-GAAP Research and Development

We define Non-GAAP Research and Development as research and development, adjusted for stock-based compensation expense. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business.

Non-GAAP Selling, General, and Administrative

We define Non-GAAP Selling, General and Administrative as selling, general and administrative, adjusted for amortization of acquired intangibles, stock-based compensation expense, certain one-time costs related to the IPO, transaction-related expenses, and certain other items that are not expected to recur in the future or that management does not view as reflective of the performance of the business. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business.

Non-GAAP Operating Expenses

We define Non-GAAP Operating Expenses as operating expenses, adjusted for amortization of acquired intangibles, stock-based compensation expense, certain one-time costs related to the IPO, transaction-related expenses, and certain other items that are not expected to recur in the future or that management does not view as reflective of the performance of the business. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business.

Non-GAAP Loss From Operations

We define Non-GAAP Loss From Operations as loss from operations, adjusted for amortization of acquired intangibles, stock-based compensation expense, certain one-time costs related to the IPO, transaction-related expenses, and certain other items that are not expected to recur in the future or that management does not view as reflective of the performance of the business. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business.

Non-GAAP Other Income (Expense)

We define Non-GAAP Other Income (Expense) as other income (expense), adjusted for change in fair value of warrant liability, gain on settlement of contingent liabilities, loss on extinguishment of debt, and certain other items that are not expected to recur in the future or that management does not view as reflective of the performance of the business. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business.

Non-GAAP Net Loss

We define Non-GAAP Net Loss as net loss, adjusted for the income tax effect of business acquisitions, amortization of acquired intangibles, stock-based compensation, change in fair value of warrant liability, loss on extinguishment of debt, certain one-time costs related to the IPO, transaction-related expenses, gain on settlement of contingent liabilities, and certain other items that are not expected to recur in the future or that management does not view as reflective of the performance of the business. Management believes this non-GAAP measure provides investors with meaningful insight into results from ongoing operations by excluding items of income or loss to present it in accordance with how management manages the business.

Contacts

Media Relations
press@fireflyspace.com

Investor Relations
investors@fireflyspace.com

CONDENSED CONSOLIDATED STATEMENTS OF NET LOSS AND COMPREHENSIVE LOSS

(unaudited; in thousands, except per share amounts)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue	$110,682	$30,778	$309,244	$102,182
Cost of sales	85,385	22,288	242,611	87,477
Gross profit	25,297	8,490	66,633	14,705
Operating expenses
Research and development	75,991	48,763	215,032	142,549
Selling, general, and administrative	50,884	21,920	144,044	47,243
Total operating expenses	126,875	70,683	359,076	189,792
Loss from operations	(101,578)	(62,193)	(292,443)	(175,087)
Other income (expense), net
Change in fair value of warrant liability	4,040	(42,150)	(269)	(47,257)
Loss on extinguishment of debt	—	(30,400)	—	(30,400)
Interest income	4,460	5,289	14,770	8,078
Interest expense	(1,637)	(3,955)	(7,036)	(17,145)
Gain on settlement of contingent liabilities	—	—	1,307	—
Other income (expense), net	559	(3)	552	4,528
Total other income (expense), net	7,422	(71,219)	9,324	(82,196)
Loss before income taxes	(94,156)	(133,412)	(283,119)	(257,283)
Provision for income taxes	42	—	74	—
Net loss and comprehensive loss	(94,198)	(133,412)	(283,193)	(257,283)
Less: Accretion of dividends of Series C Preferred Stock	—	(2,298)	—	(13,240)
Less: Accretion of dividends of Series D-1 Preferred Stock	—	(4,524)	—	(21,989)
Less: Accretion of dividends of Series D-3 Preferred Stock	—	(128)	—	(394)
Net loss available to common stockholders	$(94,198)	$(140,362)	$(283,193)	$(292,906)

Net loss per common share
Basic and diluted	$(0.56)	$(1.50)	$(1.73)	$(7.25)
Weighted-average common shares outstanding
Basic and diluted	168,371	93,849	163,265	40,389

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited; in thousands, except per share amounts)

	September 30,	December 31,
	2026	2025
Assets
Current assets
Cash and cash equivalents	$409,285	$792,966
Short-term investments	125,447	100,008
Accounts receivable, net	56,412	46,129
Advanced payments, current	79,664	12,350
Contract assets	25,417	3,499
Other current assets	19,159	8,223
Total current assets	715,384	963,175
Advanced payments, less current portion	14,380	60,496
Property and equipment, net	197,397	163,738
Right-of-use assets – operating leases	38,827	13,938
Right-of-use assets – finance leases	2,527	3,735
Intangible assets, net	147,706	165,709
Goodwill	463,619	450,119
Other assets, less current portion	2,119	4,024
Total assets	$1,581,959	$1,824,934

Liabilities, temporary equity, and stockholders' equity
Current liabilities
Accounts payable	$66,820	$35,626
Accrued expenses	43,423	42,755
Accounts payable and accrued expenses – related parties	805	330
Operating lease liability, current	4,039	1,161
Finance lease liability, current	1,411	1,056
Deferred revenue, current	171,172	116,135
Notes payable, current	7,284	7,099
Other current liabilities	17,533	9,419
Total current liabilities	312,487	213,581
Operating lease liability, less current portion	40,776	15,832
Finance lease liability, less current portion	855	2,004
Deferred revenue, less current portion	46,004	92,565
Notes payable, less current portion	17,820	281,441
Warrant liability	12,563	12,294
Other liabilities, less current portion	7,928	17,278
Total liabilities	$438,433	$634,995
Stockholders’ equity
Common stock, $0.0001 par value, 1,000,000 shares authorized as of September 30, 2026 and December 31, 2025; 171,627 and 159,276 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	18	17
Additional paid-in capital, net	2,446,980	2,210,201
Accumulated deficit	(1,303,472)	(1,020,279)
Total stockholders’ equity	1,143,526	1,189,939
Total liabilities and stockholders’ equity	$1,581,959	$1,824,934

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited; in thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2026	2025	2026	2025
Cash flows from operating activities
Net loss	$(94,198)	$(133,412)	$(283,193)	$(257,283)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	13,293	5,623	43,181	13,539
Stock-based compensation	15,292	4,000	44,831	5,191
Change in fair value of warrant liability	(4,040)	42,150	269	47,257
Loss on extinguishment of debt	—	30,400	—	30,400
Gain on settlement of contingent liabilities	—	—	(1,307)	—
Non-cash interest expense	428	1,009	1,249	4,595
Non-cash interest income	(83)	—	(2,444)	—
Changes in operating assets and liabilities:
Accounts receivable	1,703	511	(10,135)	(4,123)
Advanced payments	(12,183)	(4,228)	(20,556)	34,550
Contract assets	(5,478)	—	(21,918)	—
Other assets	(1,829)	3,242	(4,974)	(996)
Accounts payable	4,622	(1,956)	25,471	(5,300)
Accrued expenses	(7,761)	(7,280)	1,849	(5,035)
Accounts payable and accrued expenses – related parties	(641)	349	475	704
Other liabilities	12,162	(622)	818	(11,812)
Right-of-use assets	2,487	563	4,333	1,549
Lease liabilities	(1,111)	(4,583)	(235)	(6,646)
Deferred revenue	7,637	11,188	8,476	15,745
Net cash used in operating activities	(69,700)	(53,046)	(213,810)	(137,665)
Cash flows from investing activities
Purchases of property and equipment and internal-use software	(15,559)	(8,920)	(56,648)	(20,757)
Purchases of short-term investments	—	—	(125,000)	—
Payments for acquisitions of businesses, net of acquired cash	—	—	(3,699)	—
Proceeds from sale of short-term investments	50,000	—	100,008	—
Net cash used in investing activities	34,441	(8,920)	(85,339)	(20,757)
Cash flows from financing activities
Proceeds from issuance of common stock	—	943,736	184,111	943,736
Payments of offering costs	(1,055)	(4,208)	(2,557)	(4,208)
Proceeds from issuance of Preferred Stock	—	51,390	—	235,506
Principal payments on finance leases	(264)	(283)	(796)	(1,166)
Payments of notes payable	(1,918)	(128,262)	(5,863)	(131,457)
Payment of IPO Closing Preferred Stock Dividend	—	(4,990)	—	(4,990)
Repayment of notes payable – related parties	—	(21,117)	—	(21,117)
Payments of debt issuance costs	(171)	(1,508)	(1,359)	(2,083)
Proceeds from repayment of employee note	18	13	43	396
Proceeds from issuance of notes payable	—	—	1,730	—
Repayment of Revolving Credit Facility	—	—	(260,000)	—
Proceeds from exercise of stock options, net of shares withheld for taxes	(11,883)	1,643	159	2,238
Net cash (used in) provided by financing activities	(15,273)	836,414	(84,532)	1,016,855
Net (decrease) increase in cash and cash equivalents and restricted cash	(50,532)	774,448	(383,681)	858,433
Cash and cash equivalents and restricted cash
Balance, beginning of period	459,817	221,543	792,966	137,558
Balance, end of period	$409,285	$995,991	$409,285	$995,991
Reconciliation of cash and cash equivalents and restricted cash
Cash and cash equivalents	$409,285	$995,162	$409,285	$995,162
Restricted cash	—	829	—	829
Total cash and cash equivalents and restricted cash at the end of the period	$409,285	$995,991	$409,285	$995,991

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2026	2025	2026	2025
Supplemental disclosures of cash flow information
Cash paid for interest	$1,423	$3,342	$6,969	$14,443
Non-cash investing and financing activities
Increase in accounts payable for property and equipment	$1,465	$492	$2,577	$1,905
Property and equipment acquired through loans	$—	$—	$642	$—
Capitalized interest (paid-in-kind)	$—	$573	$—	$683
Equity issued for business combinations	$—	$—	$10,144	$—
Issuance of debt in exchange for software licenses and obligations	$—	$—	$—	$664
Acquisition of internal-use software licenses and obligations	$756	$10,633	$4,297	$10,633
Right-of-use asset acquired in exchange for operating lease liabilities	$4,857	$—	$9,923	$—
Right-of-use asset acquired in exchange for finance lease liabilities	$—	$—	$—	$1,625
Net exercise of Common Warrants into common stock	$—	$46,060	$—	$46,060
Unpaid deferred offering costs associated with IPO	$—	$7,195	$—	$7,195
Preferred Stock issuance costs not yet paid	$—	$3,510	$—	$3,510
Issuance of common stock to settle Preferred Stock Dividend	$—	$86,124	$—	$86,124
Conversion of Preferred Stock to common stock upon IPO	$—	$937,087	$—	$937,087
Non-cash purchase consideration for acquisitions of businesses	$—	$—	$5,438	$—

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(unaudited; in thousands)

The following tables present reconciliations of Adjusted EBITDA, Free Cash Flow, Non-GAAP Research and Development, Non-GAAP Selling, General, and Administrative, Non-GAAP Operating Expenses, Non-GAAP Other Income (Expense), Non-GAAP Net Loss, and Non-GAAP Net Loss Per Share to their most directly comparable financial measures presented in accordance with U.S. GAAP:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2026	2025	2026	2025
Net loss	$(94,198)	$(133,412)	$(283,193)	$(257,283)
Adjusted for:
Provision for income taxes	42	—	74	—
Interest income	(4,460)	(5,289)	(14,770)	(8,078)
Interest expense	1,637	3,955	7,036	17,145
Depreciation and amortization	13,627	6,447	44,389	14,363
Stock-based compensation expense	15,292	4,000	44,831	5,191
Change in fair value of warrant liability	(4,040)	42,150	269	47,257
Loss on extinguishment of debt	—	30,400	—	30,400
One-time costs related to the IPO(1)	—	3,792	—	8,012
Transaction-related expenses	2,587	1,528	7,220	1,528
Gain on settlement of contingent liabilities	—	—	(1,307)	—
Other(2)	(14)	97	1	97
Adjusted EBITDA	$(69,527)	$(46,332)	$(195,450)	$(141,368)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2026	2025	2026	2025
Net cash used in operating activities	$(69,700)	$(53,046)	$(213,810)	$(137,665)
Purchases of property and equipment and internal-use software	(15,559)	(8,920)	(56,648)	(20,757)
Free Cash Flow	$(85,259)	$(61,966)	$(270,458)	$(158,422)

(1) Represents costs incurred related to the IPO that do not meet the direct and incremental criteria per SEC Staff Accounting Bulletin Topic 5.A that were netted against the gross proceeds of the IPO and are not expected to recur in the future.

(2) Other includes (gain) loss on foreign exchange and executive severance.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2026	2025	2026	2025
Research and development	$75,991	$48,763	$215,032	$142,549
Stock-based compensation expense	(8,279)	(501)	(22,682)	(796)
Non-GAAP Research and Development	$67,712	$48,262	$192,350	$141,753

Selling, general, and administrative	$50,884	$21,920	$144,044	$47,243
Amortization of acquired intangibles	(5,000)	—	(15,000)	—
Stock-based compensation expense	(7,013)	(3,499)	(22,149)	(4,395)
One-time costs related to the IPO(1)	—	(3,792)	—	(8,012)
Transaction-related expenses	(2,587)	(1,528)	(7,220)	(1,528)
Other(2)	—	(97)	—	(97)
Non-GAAP Selling, General, and Administrative	$36,284	$13,004	$99,675	$33,211

Operating expenses	$126,875	$70,683	$359,076	$189,792
Amortization of acquired intangibles	(5,000)	—	(15,000)	—
Stock-based compensation expense	(15,292)	(4,000)	(44,831)	(5,191)
One-time costs related to the IPO(1)	—	(3,792)	—	(8,012)
Transaction-related expenses	(2,587)	(1,528)	(7,220)	(1,528)
Other(2)	—	(97)	—	(97)
Non-GAAP Operating Expenses	$103,996	$61,266	$292,025	$174,964

Loss from operations	$(101,578)	$(62,193)	$(292,443)	$(175,087)
Amortization of acquired intangibles	5,000	—	15,000	—
Stock-based compensation expense	15,292	4,000	44,831	5,191
One-time costs related to the IPO(1)	—	3,792	—	8,012
Transaction-related expenses	2,587	1,528	7,220	1,528
Other(2)	—	97	—	97
Non-GAAP Loss from Operations	$(78,699)	$(52,776)	$(225,392)	$(160,259)

Other income (expense)	$7,422	$(71,219)	$9,324	$(82,196)
Change in fair value of warrant liabilities	(4,040)	42,150	269	47,257
Gain on settlement of contingent liabilities	—	—	(1,307)	—
Loss on extinguishment of debt	—	30,400	—	30,400
Other(2)	(14)	—	1	—
Non-GAAP Other Income (Expense)	$3,368	$1,331	$8,287	$(4,539)

Net loss	$(94,198)	$(133,412)	$(283,193)	$(257,283)
Income tax effect of business acquisitions	—	—	128	—
Amortization of acquired intangibles	5,000	—	15,000	—
Stock-based compensation	15,292	4,000	44,831	5,191
Change in fair value of warrant liability	(4,040)	42,150	269	47,257
Loss on extinguishment of debt	—	30,400	—	30,400
One-time costs related to the IPO(1)	—	3,792	—	8,012
Transaction-related expenses	2,587	1,528	7,220	1,528
Gain on settlement of contingent liabilities	—	—	(1,307)	—
Other(2)	(14)	97	1	97
Non-GAAP Net Loss	$(75,373)	$(51,445)	$(217,051)	$(164,798)

Basic and diluted weighted average shares outstanding	168,371	93,849	163,265	40,389

GAAP net loss per share, basic and diluted	$(0.56)	$(1.50)	$(1.73)	$(7.25)
Non-GAAP net loss per share, basic and diluted	$(0.45)	$(0.55)	$(1.33)	$(4.08)

(1) Represents costs incurred related to the IPO that do not meet the direct and incremental criteria per SEC Staff Accounting Bulletin Topic 5.A that were netted against the gross proceeds of the IPO and are not expected to recur in the future.

(2) Other includes (gain) loss on foreign exchange and executive severance.